UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________________________

Date of Report (Date of earliest event reported): July 24, 2015

COMMUNITY FINANCIAL SHARES, INC.

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	0-51296 (Commission File Number)	36-4387843 (IRS Employer Identification No.)

9700 W. Higgins Road, Suite 800, Rosemont, Illinois 60018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 939-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2015, Community Financial Shares, Inc., a Maryland corporation (the “Company”), entered into a second supplemental indenture (the “Second Supplemental Indenture”) to amend the Indenture dated as of June 21, 2008, as supplemented by the First Supplemental Indenture dated as of June 25, 2013, between the Company and Wilmington Trust Company, a Delaware trust company, as trustee (as so amended and supplemented, the “Indenture”), relating to the Company’s Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037 (the “Debentures”). Pursuant to the Second Supplemental Indenture, Wintrust Financial Corporation, an Illinois Corporation (“Wintrust”), succeeded to and was substituted for the Company under the Indenture, the Amended and Restated Declaration of Trust for Community Financial Shares Statutory Trust II, dated as of June 21, 2007, as sponsor, and the Guarantee Agreement for the Company, dated as of June 21, 2007, as guarantor, and expressly assumed the obligations of the Company under the Indenture and the Debentures.

The description of the Second Supplemental Indenture in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 24, 2015, the Company was merged with and into Wintrust Merger Sub LLC (“Merger Sub”), an Illinois limited liability company and a wholly-owned subsidiary of Wintrust, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Wintrust (the “Merger”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 2, 2015, by and among Wintrust, Merger Sub and the Company.

As a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Company common stock held (other than in a fiduciary capacity) by the Company or Community Bank-Wheaton/Glen Ellyn, an Illinois state bank and wholly owned subsidiary of the Company, and shares of Company common stock with respect to which appraisal rights were validly exercised) was converted into the right to receive the combination of $0.71 in cash and 0.013 shares of Wintrust common stock, no par value per share. No fractional shares were issued in the Merger, and the Company’s stockholders are entitled to receive cash rounded to the nearest whole cent in lieu of any such fractional shares. Pursuant to the Merger Agreement, in April 2015, each outstanding and unexercised option to acquire a share of the Company’s common stock was terminated and cancelled and redeemed by the Company, and no per share merger consideration was or will be exchanged therefor.

The description of the Merger and the other transactions contemplated by the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2015 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Upon the effective time of the Merger, holders of shares of the Company’s common stock (including holders of shares of the Company’s common stock issued upon the conversion of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock immediately prior to the Effective Time) ceased to have any rights as stockholders in the Company, other than the right to receive the merger consideration (as described above) in accordance with the Merger Agreement or, in the case of shares of the Company’s common stock held of record by stockholders who have properly exercised and perfected their appraisal rights in accordance with the Maryland General Corporation Law, appraisal rights. The information in Item 2.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

In connection with the Merger, a change in control of the Company occurred, and the Company became an indirect wholly owned subsidiary of Wintrust. The information in Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, the persons serving as managers of Merger Sub became the board of managers of the surviving corporation of the Merger, and the officers of Merger Sub became the officers of the surviving corporation of the Merger. As a result, the directors of the Company ceased to be directors of the Company, and the officers of the Company ceased to be officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on July 24, 2015, the Company amended the articles supplementary to the articles of incorporation of the Company for each of the Series C Convertible Noncumulative Perpetual Preferred Stock (“Series C Preferred Stock”), the Series D Convertible Noncumulative Perpetual Preferred Stock (“Series D Preferred Stock”) and the Series E Convertible Noncumulative Perpetual Preferred Stock (“Series E Preferred Stock”). Among other things, the amendments provided for the automatic conversion of each share of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock into 100 shares of the Company’s common stock immediately prior to the Effective Time.

The foregoing description of the amendments to the articles supplementary to the articles of incorporation of the Company for the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments. Copies of the amended and restated articles supplementary to the articles of incorporation of the Company for the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock were filed as Annex B, Annex C and Annex D, respectively, to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on June 5, 2015 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Wintrust, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2015)

3.1	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series C Preferred Stock (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

3.2	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series D Preferred Stock (incorporated by reference to Annex C to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

3.3	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series E Preferred Stock (incorporated by reference to Annex D to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

4.1*	Second Supplemental Indenture, dated as of July 24, 2015, by and among the Company, Wintrust Financial Corporation and Wilmington Trust Company, as trustee

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST MERGER SUB LLC

/s/ Lisa J. Pattis
Lisa J. Pattis
Manager

Date: July 30, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 2, 2015, by and among Wintrust, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2015)

3.1	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series C Preferred Stock (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

3.2	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series D Preferred Stock (incorporated by reference to Annex C to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

3.3	Amended and restated articles supplementary to the articles of incorporation of the Company for the Series E Preferred Stock (incorporated by reference to Annex D to the Company’s definitive proxy statement filed with the SEC on June 5, 2015)

4.1*	Second Supplemental Indenture, dated as of July 24, 2015, by and among the Company, Wintrust Financial Corporation and Wilmington Trust Company, as trustee

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* Filed herewith